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                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.    )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /     Preliminary Proxy Statement
/ /     Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
/x/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         TRANSMEDIA ASIA PACIFIC, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Character)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/     No fee required.
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------
/ /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No:
--------------------------------------------------------------------------------

(3) Filing Party:
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(4) Date Filed:

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
                         TRANSMEDIA ASIA PACIFIC, INC.
                             11 ST. JAMES'S SQUARE
                                LONDON SW1Y 4LB
                                    ENGLAND
                         ------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 16, 2000
                         ------------------------------

     NOTICE IS HEREBY GIVEN to the stockholders of TRANSMEDIA ASIA PACIFIC, INC., a Delaware corporation (the "Company"), that the Annual Meeting of Stockholders (the "Meeting") will be held at the Delray Beach Marriott, 10 North Ocean Boulevard, Delray Beach, Florida 33483, at 10:00 a.m., EST, on March 16, 2000 for the following purposes:

          1. To elect a board of four (4) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified; and

          2. To transact such other and further business as may properly come before the Meeting or any postponement or adjournment thereof.

     Only stockholders of record at the close of business on January 28, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A copy of the Annual Report on Form 10-K for the fiscal year ended September 30, 1999 accompanies this notice.

                                          By Order of the Board of Directors,

                                          /s/ Walter M. Epstein
                                          ------------------------------------
                                          Walter M. Epstein
                                          Secretary

London, England
February 18, 2000


                              RETURN OF PROXIES

A Proxy and self-addressed envelope are enclosed for your use if you do not plan to attend the Meeting in person. We urge each stockholder who is unable to attend the Meeting to vote by promptly signing and returning his or her Proxy, regardless of the number of shares of stock held by such stockholder.

                         TRANSMEDIA ASIA PACIFIC, INC.
                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

     The enclosed proxy ("Proxy") is solicited by the Board of Directors of TRANSMEDIA ASIA PACIFIC, INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the Delray Beach Marriott, 10 North Ocean Boulevard, Delray Beach, Florida 33483, at
10:00 a.m., EST, on March 16, 2000. Any stockholder giving a Proxy has the power to revoke it at any time before it is voted by executing another Proxy bearing a later date or by giving written notice of revocation to the Company addressed to the Secretary prior to the Meeting or by oral or written notice at the Meeting.

     The mailing address of the Company's principal executive office is 11 St. James's Square, London SW1Y 4LB, England, Telephone No. (011) 44 171 930 0706. The approximate date on which this Proxy Statement and form of Proxy are first being sent or given to stockholders is February 18, 2000.

                            SOLICITATION OF PROXIES

     The persons named as proxies are James J. Fyfe and Michael R. Chambrello, both of whom are presently directors of the Company. Stock represented at the Meeting by the enclosed Proxy will be voted in the manner specified by the stockholder. In the absence of specification, the stock will be voted FOR (i) the election of each of the four persons nominated by the Board of Directors of the Company to serve as directors and (ii) in the discretion of the proxies, on such other business as may properly come before the Meeting. The cost of preparing, assembling and mailing the Proxy, this Proxy Statement and the other material enclosed will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and employees of the Company may solicit proxies by telephone, telegram or other means of communication. The Company will request brokerage houses, banking institutions, and other custodians, nominees and fiduciaries, with respect to shares held of record in their names or in the names of their nominees, to forward the proxy material to the beneficial owners of such shares and will reimburse them for their reasonable expenses in forwarding the proxy material.

                                 VOTING RIGHTS

     Only holders of shares of Common Stock of record at the close of business on January 28, 2000 (the "Record Date") will be entitled to vote at the Meeting. On the Record Date, the Company had 34,018,298 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter. Holders of shares of Common Stock are not entitled to cumulative voting rights.

     The presence at the Meeting in person or by Proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting shall constitute a quorum for the transaction of business. Abstentions and broker non-votes (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners and (ii) the broker or nominee does not have discretionary authority to vote on a particular matter) are counted as present in determining whether the quorum requirement is satisfied. If a quorum is present, the affirmative vote of the holders of a plurality of the shares of Common Stock cast at the Meeting and entitled to vote will be required to act on the election of directors. Thus, abstentions and broker non-votes will not be included in the vote total in the election of directors and will have no effect on the outcome of the vote. The affirmative vote of the holders of a majority of the shares of Common Stock cast at the Meeting and entitled to vote will be required to act on all other matters properly brought before the Meeting. If a stockholder abstains on any such matter, the stockholder's shares are considered present at the Meeting for such matter, but since they are not affirmative votes for the matter, will have the same effect as votes against the matter. With respect to broker non-votes on such matters, the shares are not considered present and entitled to vote at the Meeting for such matter and they are, therefore, not counted in respect of such matter. Such broker non-votes have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

                               SECURITY OWNERSHIP

     The following table sets forth information as to the number of shares of Common Stock beneficially owned, as of the Record Date, by (i) each beneficial owner of more than five percent of the outstanding Common Stock, (ii) each current named executive officer and director and (iii) all current executive officers and directors of the Company as a group. All shares are owned both beneficially and of record unless otherwise indicated. Additionally, unless otherwise indicated, the address of each beneficial owner is c/o Transmedia Asia Pacific, Inc. 11 St. James's Square, London SW1Y 4LB, England.

             NUMBER AND PERCENTAGE OF SHARES OF COMMON STOCK OWNED

                                                                                             # OF SHARES    PERCENTAGE
NAME AND ADDRESS                                                                 NOTES         OWNED         OWNED
---------------------------------------------------------------------------   -----------    -----------    ----------
FAI General Insurance Company Pty Ltd .....................................       (2)         2,695,966         7.6%
 333 Kent Street
  Sydney, NSW 1026, Australia.
Edward J. Guinan III ......................................................   (3) to (6)      5,233,882        15.3%
 12 St. James's Square
  London, SWIY 4RB, England
Gleacher & Co. LLC ........................................................       (7)         3,000,000         8.1%
 660 Madison Avenue
  New York, NY 10021
Pictet & Cie Nominees .....................................................       (8)         2,658,334         7.8%
 Cie 29 Blvd.
  Georges Favon 1204
  Geneva, Switzerland
Michael R. Chambrello .....................................................       (9)         1,250,000         3.5%
Joseph V. Vittoria ........................................................    (10)(11)       1,506,969         4.4%
William D. Marks ..........................................................      (12)         2,226,020         6.5%
All directors and officers as a group (three persons) .....................   (9) to (12)     4,982,989        14.0%

------------------
(1)  Based on 34,018,298 shares of Common Stock outstanding on December 31,
     1999.

(2) Includes 1,633,366 shares of Common Stock issuable upon exercise of warrants granted November 1998.

(3) Includes 450,000 shares of Common Stock owned by Conestoga Partners II, Inc. ("Conestoga") which Mr. Guinan may be deemed to beneficially own.
     Mr. Guinan is Chief Executive Officer, President and Director of Conestoga and is beneficial owner 75% of the outstanding capital stock of Conestoga.

(4) Includes 800,000 shares of Common Stock placed in trusts set up for Mr. Guinan's children and certain other shares for which Mr. Guinan disclaims beneficial ownership. Does not include 93,750 shares of Common Stock owned by Edward J. Guinan Jr., Mr. Guinan's father, which Mr. Guinan disclaims beneficial ownership of.

(5) Includes 133,332 shares of Common Stock issuable upon exercise of warrants granted as part of a private placement in February 1998.

(6) Includes 3,050 shares of Common Stock owned by International Advance, Inc. ("IA") which Mr. Guinan may be deemed to beneficially own. Mr. Guinan is a director, President, Chief Executive Officer and the controlling stockholder of IA.

(7) Includes 3,000,000 shares of Common Stock issuable upon exercise of warrant granted for services.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

(8) Includes 200,000 shares of Common Stock issuable upon exercise of warrants granted as part of a short-term loan facility in February 1999.

(9) Includes 1,250,000 shares of Common Stock issuable upon exercise of options granted October 1999, subject to shareholder approval

(10) Includes 60,000 shares of Common Stock issuable upon exercise of warrants granted under the 1996 Outside Directors Stock Option Plan (the "Outside Directors Plan").

(11) Includes 138,596 shares of Common Stock issuable upon exercise of warrants granted in April 1997 in relation to the acquisition of Countdown, 167,873 shares of Common Stock issuable upon exercise of warrants granted as part of a private placement in August 1997.

(12) Excludes 1,858,842 shares of Common Stock owned by Mrs. Donna Marks,
     Mr. Marks stepmother, which Mr. Marks disclaims beneficial ownership of.

                                PROPOSAL NO. 1:
                             ELECTION OF DIRECTORS

     Four directors of the Company are to be elected to serve until the next Annual Meeting of stockholders and until the election and qualification of their respective successors. All the nominees named below currently serve as directors of the Company. The persons named in the accompanying Proxy intend to vote (unless authority to vote for directors is withheld in such Proxy) all duly executed Proxies unrevoked at the time of the exercise thereof for the election to the Board of Directors of all of the nominees named below, each of whom consented to be named herein and to serve as a director if elected at the Meeting. In the event that any nominee should become unavailable prior to the Meeting, the Proxy will be voted for a substitute nominee designated by the Board of Directors if a substitute nominee is designated. Listed below is certain information with respect to each nominee for election as a director. There are no family relationships among any of the directors or executive officers of the Company. For information concerning the number of shares of Common Stock beneficially owned by each nominee, see "Principal Stockholders."

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW

                             NOMINEES FOR DIRECTORS

                       NAME                           AGE                          POSITION
---------------------------------------------------   ---   ------------------------------------------------------
Joseph V. Vittoria(1)(2)...........................   65    Chairman and a Director
Michael R. Chambrello(3)...........................   42    President, Chief Executive Officer, Principal
                                                            Financial Officer and a Director
William D. Marks(4)................................   35    Director
James J. Fyfe(5)...................................   45    Director

------------------
(1) Member of the Audit Committee.
(2) Appointed Chairman of the Board of Directors on August 16, 1999.
(3) Appointed October 1, 1999
(4) Appointed June 15, 1999
(5) Appointed October 25, 1999

     Joseph Vittoria has been a director of the Company since inception and was appointed Chairman of the Board on August 16, 1999. Mr. Vittoria is Chairman and Chief Executive Officer Travel Services International, Inc. a position he has held since that company's inception in 1997. From September 1987 to January 1997, Mr. Vittoria was Chairman and Chief Executive Officer of Avis Inc., having been a senior executive at Avis from

1982. Mr. Vittoria was a director of Transmedia Europe, Inc. ("Transmedia Europe") until his resignation on October 25, 1999.

     Michael R. Chambrello was appointed Chief Executive Officer on October 1, 1999 and joined the boards of directors of the Company and Transmedia Europe on that date. Mr. Chambrello resigned from the board of Transmedia Europe on October 25, 1999. Prior to joining the Company and Transmedia Europe,
Mr. Chambrello spent 16 years with Gtech Holdings Corp., a worldwide supplier of lottery and entertainment systems. He was President of Gtech Corporation and Executive Vice President of Gtech Holdings Corp. from October 1996 to August 1998. From 1992 to September 1996 Mr. Chambrello was Senior Vice President, Worldwide Operations of Gtech Holdings Corp.

     William Marks joined the boards of directors of the Company and Transmedia Europe on June 15, 1999 concurrent with the joint acquisition of DSS Direct Connect L.L.C. ("DBS Direct") by the Company and Transmedia Europe. Mr Marks resigned from the board of Transmedia Europe on October 25, 1999. DBS Direct was established in March 1998 to sell and install DirecTV direct broadcast satellite systems to end-users. Mr. Marks has been President of DBS Direct since inception. From 1992 to 1998, Mr. Marks was Vice President and Chief Operating Officer of The Marks Group, a multiple-system cable television operator serving subscribers in Southern California.

     James Fyfe is an independent business consultant specializing in corporate restructuring, strategic planning and turn-round situations. Since April 1998 his clients have included the Company and Transmedia Europe. He has been a director of Corniche Group Incorporated since May 1995 and served that company as Vice President and Chief Operating Officer from May 1995 until May 1998. From January 1991 to May 1995 he was an independent business consultant. From May 1996 through August 1997 he was an outside director of Medical Laser Technologies, Inc. Additionally, he has been an outside director of Machine Vision Holdings, Inc. since January 1998.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     During the fiscal year ended September 30, 1999, the Board of Directors held four meetings and took action by unanimous written consent on six occasions. During the fiscal year ended September 30, 1999, all current directors attended at least 75% of the total number of meetings of the Board and of the committees of which they were members.

     The Audit Committee is the only standing committee of the Board. There is no formal nominating committee; since the Board performs this function. The Board acts as the Compensation Committee, except that all matters relating the Outside Directors Plan are determined the Company's employee directors. The Board formulates and decides all matters related to the salaries, bonuses, fringe benefits or other compensation of the executive officers of the Company. The Board also decides upon matters related to the granting of stock options under the Company's 1994 Stock Option Plan (the "1994 Option Plan").

     The Audit Committee, which is currently composed of Mr. Vittoria, consults with the auditors of the Company and such other persons as the members deem appropriate, reviews the preparations for and scope of the audit of the Company's annual financial statements, makes recommendations as to the engagement and fees of the independent auditors, and performs such other duties relating to the financial statements of the Company as the Board of Directors may assign from time to time. The Audit Committee met once during the fiscal year ended September 30, 1999.

                                 DIRECTOR FEES

     Non-employee directors participate in the Outside Directors Plan. Pursuant to the terms of the Outside Directors Plan, each non-employee director receives options to purchase 10,000 shares of the Company's common stock, exercisable in accordance with the terms of the Outside Directors Plan, on January 1 of each year during which they serve as a director of the Company.

                               EXECUTIVE OFFICERS

     Set forth below is certain information as of the Record Date regarding the executive officers of the Company.

NAME                                       AGE             POSITION WITH COMPANY              EXECUTIVE OFFICER SINCE
----------------------------------------   ---   ------------------------------------------   -----------------------
Michael R. Chambrello...................   42    President, Chief Executive Officer and          October 1999
                                                 Chief Financial Officer
Charles Taylor..........................   40    Chief Operating Officer                         August 1999

     Additional information with respect to Michael R. Chambrello is set forth under "Nominees for Director."

     Charles Taylor joined the Company and Transmedia Europe in February 1999 as Head of Internet Services. On August 16, 1999 he was appointed Chief Operating Officer of the Company and Transmedia Europe. He joined the board of directors of Transmedia Europe on October 25, 1999. Prior to February 1999 Mr. Taylor was managing director of Digital Media, a division of Aspen Group Plc, a United Kingdom listed, European based advertising and marketing agency, a position he held from October 1, 1995. Prior to October 1995 he was Chief Executive Officer of Specialix Plc, a designer and manufacturer of high speed communication hardware for the internet industry in the United States, Asia and Europe.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the total compensation (including salary, bonus and all other forms of annual and long-term compensation) paid to or accrued by the Company during the fiscal years 1999, 1998 and 1997, for the Chief Executive Officer and the current executive officers of the Company who earned over $100,000 during the Company's last fiscal year (the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                                                               OTHER
                                                                             ANNUAL         LONG-TERM       COMPENSATION
                                                                          COMPENSATION     COMPENSATION     ------------
                                                   FISCAL                 ------------    --------------    ALL OTHER
NAME AND PRINCIPAL POSITION                        YEAR        NOTES        SALARY        OPTIONS/SAR'S     COMPENSATION
------------------------------------------------   ------    ---------    ------------    --------------    ------------
Edward J. Guinan III ...........................    1999        (1)(2)      $156,887             0            $408,090
  Chief Executive Officer                           1998        (3)(2)       165,330             0              80,359
  (resigned as of August 16, 1999)                  1997        (4)(2)       162,100             0              38,472

Paul L. Harrison ...............................    1999     (1)(2)(5)      $156,887             0              19,090
  President                                         1998        (3)(5)       165,330             0               8,668
  (resigned as of September 30, 1999)               1997        (4)(5)       154,000             0                   0

------------------
(1) Based upon an exchange rate of 1 pound sterling = $1.5689

(2) Represents reimbursement of travel and entertainment expenses

(3) Based upon an exchange rate of 1 pound sterling = $1.6533

(4) Based upon an exchange rate of 1 pound sterling = $1.5400

(5) 50% of Mr. Harrison's salary was recharged to Transmedia Europe

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The Company did not grant any stock options during the fiscal year ended September 30, 1999.

AGGREGATE OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTIONS/VALUES

     As of September 30, 1999, no executive officer of the Company held exercisable or non exercisable options to purchase shares of the Company's common stock.

EMPLOYMENT AGREEMENTS

     On October 1, 1999 the Company and Michael R. Chambrello entered into an Employment Agreement for a term ending on September 30, 2002. The Employment Agreement provides for an annual salary of $150,000 and participation in executive benefit programs if and when put into effect by the Company. In addition, the Employment Agreement provides that Mr. Chambrello be entitled to receive, stock options pursuant to the 1994 Option Plan, to be amended subject to shareholder approval, having a term of 5 years and covering 1,250,000 shares of the Company's Common Stock. The stock options have an exercise price and vest as follows:

# OF SHARES                  VESTING DATE     EXERCISE PRICE
------------------------   ----------------   ---------------------------------------------------------
250,000.................   October 1, 1999    $0.875
250,000.................   October 1, 2000    $0.875
187,500.................   February 1, 2001   110% of market price on February 1, 2000
375,000.................   February 1, 2002   187,500 shares at 110% of market price on February 1,
                                              2000 and 187,500 shares at 110% of market price on
                                              February 1, 2001
187,500.................   February 1, 2003   110% of market price on February 1, 2001

     The Employment Agreement includes confidentiality and non-compete restrictions during the term of the Employment Agreement and for a period of 18 months thereafter. Mr. Chambrello may be discharged for cause including failure or refusal to perform his duties, dishonesty, conviction of a felony or fraud, engagement in acts detrimental to the Company, material breach of any provision of the Employment Agreement, disability or death. Mr. Chambrello is required to devote substantial business efforts to the Company. Mr. Chambrello is also employed by Transmedia Europe and the Employment Agreement provides that Mr. Chambrello's other business activities shall not conflict with the terms of the Employment Agreement.

     Mr. Edward J. Guinan III was Chief Executive Officer of the Company until August 16, 1999 when he tendered his resignation. Mr. Guinan was employed by the Company pursuant to the terms of an employment agreement dated March 2, 1998. The employment agreement was for a term ending on March 1, 2001. Based on other employment of Mr. Guinan, the Company considers Mr. Guinan's employment contract to have ended on September 30, 1999 and does not intend to grant any options to Mr. Guinan as otherwise provided, subject to shareholder approval, in his employment agreement. The Company and Mr. Guinan have yet to finalize amounts which the Company believes are owed by Mr. Guinan to the Company and/or shares which Mr. Guinan asserts should be issued to him.

BOARD INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors serves as the compensation committee. During the fiscal year ended September 30, 1999, Messrs. Guinan and Harrison, were officers of the Company. Mr. Guinan resigned as an officer of the Company in August 1999 and as a director of the Company in October 1999. Mr. Harrison resigned as an officer and director of the Company in October 1999.

     During the fiscal year ended September 30, 1999, Messrs. Guinan and Harrison each served as executive officers and directors of each of the Company and Transmedia Europe. During the fiscal year ended September 30, 1999, Messrs. Vittoria, Freyer and Marks each served as a director of each of the Company and Transmedia Europe. Mr. Freyer resigned as a director of the Company, and Mr. Marks and Mr. Vittoria resigned as directors of Transmedia Europe, in October 1999. During the fiscal year ended September 30, 1999, Mr. Guinan also served as an executive officer and a director of International Advance, Inc.

              BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors acts as the compensation committee, except that all matters relating to the Outside Directors Plan are determined by the Company's employee directors. The Board of Directors formulates and decides all matters related to the salaries, bonuses, fringe benefits or other compensation of the executive officers of the Company. The Board of Directors also decides upon matters related to the granting of stock options under the 1994 Option Plan.

     Pursuant to rules adopted by the Securities and Exchange Commission ("SEC"). Set forth below is a report submitted by the members of the Board of Directors addressing the Company's compensation policies for fiscal 1999 as they affected the Company's executive officers generally and, in particular, as they affected Edward J. Guinan, III who served as Chief Executive Officer.

BOARD POLICIES REGARDING EXECUTIVE OFFICERS

     The Board's executive compensation policies are intended to provide competitive levels of compensation adequate to retain qualified executives, to recognize individual contributions to the business of the Company, and to align management's and shareholders' interests.

     The Board believes that the Company competes with other organizations for qualified executives and is therefore required to adopt competitive compensation structures. Hence, in determining the compensation payable to the Company's executive officers, the Board considers on an informal basis the prevailing levels of compensation paid by such organizations, as well as the individual contributions to the Company which each of the executives has made and would be expected to make in the business of the Company, and such other factors as the Committee may deem relevant at the time of making such determination.

     Compensation paid to the Company's executive officers for fiscal year ended September 30, 1999 consisted primarily of base annual salary. Base salaries for the Company's executive officers for the fiscal year ended September 30, 1999 were determined by the Board. In setting such base salaries, the Board considered the factors set forth in the immediately preceding paragraph.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     SEC regulations require that the Board disclose the bases for compensation reported to Mr. Guinan in fiscal 1999 and to discuss the relationship between such compensation and the Company's performance during the last fiscal year.

     The Company's employment arrangement with Mr. Guinan provided for a fixed salary based upon an existing employment agreement. No bonus was paid during the fiscal year ended September 30, 1999. The Board determined that in order to reduce employment expenses and to reward Mr. Guinan for his financing and transaction achievements and to further incentivize his continuing involvement that it would enter into a new employment contract reducing his salary by 50% and providing 2,500,000 options. Based on other employment of Mr. Guinan, the Company considers Mr. Guinan's employment contract to have ended on September 30, 1999 and does not intend to grant any options to Mr. Guinan thereunder. There is no direct relationship between the amount of compensation and measurable objective criteria of the Company's performance in fiscal 1999.

SUBMITTED BY THE COMPANY'S BOARD OF DIRECTORS:

Michael R. Chambrello    William D. Marks    James J. Fyfe    Joseph V. Vittoria

                            STOCK PERFORMANCE CHART

     The line graph set forth below compares the cumulative total shareholder return (change in stock price plus reinvested dividends) on the Common Stock for the period beginning August 4, 1995 and ending on September 30, 1999 with the cumulative total return on the NASDAQ Index and a Peer Group consisting of

Cendant Corporation and Memberworks over the same period. The comparison assumes $100 was invested on August 4, 1995 in the Common Stock and in each of the foregoing indices and that all dividends paid by companies included in each index were reinvested.

                COMPARISON OF 50 MONTH CUMULATIVE TOTAL RETURN*
                      AMONG TRANSMEDIA ASIA-PACIFIC INC.,
             THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP

[chart]

                                         Cumulative Total Return
--------------------------------------------------------------------------------
                              8/4/95  9/95      9/96    9/97    9/98    9/99


TRANSMEDIA ASIA PACIFIC INC.  100.00   60.00     46.00   48.00   28.00   29.00
PEER GROUP                    100.00  112.50    123.63  150.00   56.86   87.82
NASDAQ STOCK MARKET (U.S.)    100.00  105.58    125.29  172.03  174.94  284.17

* $100 INVESTED ON 8/4/95 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING SEPTEMBER 30.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In fiscal 1999 the Company was charged a management fee of $1,210,939 (1998: $1,060,526) by TME in respect of the Company's share of corporate office expenses comprising salaries, professional fees, rent, travel and other corporate costs.

     As of September 30, 1999 the Company owed $269,506 to Transmedia Europe. Such payable is non-interest bearing and is repayable on demand.

     Messrs. Harrison and Freyer are directors of Transmedia Europe. Messrs Guinan and Vittoria were directors of Transmedia Europe until October 1999.

     During fiscal 1997, the Company entered into an agreement with Mr. Vittoria, a director and shareholder of the Company, whereby Mr. Vittoria advanced a loan of $1,000,000 to the Company. The purpose of the loan was to enable the Company to pay the cash element of the purchase of the Company's interest in Countdown

Holdings Limited ("Countdown"). The loan, which bears interest at 12% per annum and is collateralized by a pledge of all the shares of Countdown purchased by the Company, was originally scheduled to mature on September 27, 1997. The loan was renewed upon maturity for an indefinite period by agreement between the Company and Mr. Vittoria. The loan is repayable on 60 days notice from Mr. Vittoria.

     On May 11, 1999 the Company commenced a private placement pursuant to the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The placement closed on June 25, 1999 upon the sale of 3 million shares of Common Stock at $0.75 per share resulting in net proceeds to the Company of $2,250,000. Of the shares sold Mr. Vittoria purchased 666,666, an investment of $500,000.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and 10% shareholders to file with the Securities and Exchange Commission ("SEC") certain reports regarding such persons' ownership of the Company's securities. The Company is aware that Edward J. Guinan, a former director and officer, is delinquent in his filings with respect to transactions in Common Stock owned by him and pledged by him to secure a contemplated acquisition and Common Stock pledged to secure a Promissory Note executed by Transmedia Europe. As far as the Company is aware, despite a number of requests and offers by the Company to assist him in bringing his filings up-to-date, Mr. Guinan has not, as of the date hereof, completed such filings.

     The Company is not aware of any other late filings of reports under
Section 16.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The firm of BDO Stoy Hayward served as the Company's independent auditors for the fiscal year ended September 30, 1999, and for a number of years prior thereto, and the Board of Directors has selected this firm to serve as independent auditors for the fiscal year ending September 30, 2000. Representatives of BDO Stoy Hayward are expected to attend the Meeting and will have the opportunity to make statements and respond to appropriate questions.

                         PROPOSALS OF SECURITY HOLDERS

     Proposals of security holders intended to be presented at the next Annual Meeting of Stockholders to be held during 2001 must be received by the Company before October 23, 2000 for inclusion in the Company's proxy and proxy statement relating to said meeting.

                                 OTHER MATTERS

     The management of the Company knows of no business other than that referred to in the foregoing Notice of Annual Meeting of Stockholders and Proxy Statement which may come before the meeting. Should any other matters come before the meeting, it is the intention, of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters. The Company's annual report on Form 10-K, which includes the Company's audited financial statements for the fiscal year ended September 30, 1999, is being mailed concurrently herewith to all of the Company's stockholders of record.

                                          By Order of the Board of Directors

                                          /s/ Walter M. Epstein
                                          -----------------------------------
                                          Walter M. Epstein
                                          Secretary

                       Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                        TRANSMEDIA ASIA PACIFIC, INC.

                                March 16, 2000







               Please Detach and Mail in the Envelope Provided

A /X/ Please mark your
      votes as in this
      example.

                  FOR all nominees              WITHHOLD
                  listed at right               AUTHORITY
                 (except as indicated         to vote for all
                  otherwise below)        nominees listed at right

1. ELECTION     / /                         / /           Nominees:
   OF                                                     Joseph V. Vittoria
   DIRECTORS                                              Michael R. Chambrello
                                                          William D. Marks
INSTRUCTION: To withhold authority to vote for any        James J. Fyfe
individual nominee, write such nominee's name in the space below.

----------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other matters as may come before the meeting or any adjournment thereof.

   The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all the said attorneys, agents, proxies, their substitutes or any of them may fully do by virtue hereof.

Please date, sign and return this Proxy Card in the enclosed envelope. No postage required if mailed in the United States.

The Board of Directors recommends a vote 'FOR' the proposal at left.

---------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL STATED, IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE
VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO
BE PRESENTED AT THE MEETING.
---------------------------------------------------------------------

SIGNATURE__________ Dated:______, 2000  SIGNATURE_________   Dated: ______, 2000
                                                 IF HELD JOINTLY

NOTE: Please date this Proxy and sign your name exactly as it appears hereon. When there is more than one owner, each should sign. When signing as attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.

                        TRANSMEDIA ASIA PACIFIC, INC.
               11 St. Jame's Square, London, SWIY 4LB, England
               Annual Meeting of Stockholders - March 16, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Michael R. Chambrello and James J. Fyfe, or either of them, proxies of the undersigned with full power of substitution, to represent and vote, as designated on the reverse side, all the shares of Common Stock of Transmedia Asia Pacific, Inc. held of record by the undersigned on January 28, 2000, at the Annual Meeting of Stockholders to be held on March 16, 2000 or at any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED "FOR" ITEM (1), AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

                      (To be signed on the reverse side)